EXHIBIT 10.28

AMENDMENT NO. 4

TO

SPRINT/SHENANDOAH FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”), dated as of July 19, 2006, to the SPRINT/SHENANDOAH FORBEARANCE AGREEMENT (the “Forbearance Agreement”), dated as of August 9, 2005, as amended, by and among SPRINT NEXTEL CORPORATION, SPRINT SPECTURM L.P., WIRELESSCO L.P., SPRINT COMMUNICATIONS COMPANY L.P., SPRINT TELEPHONY PCS, L.P., APC PCS, LLC, PHILLIECO, L.P. and SPRINT PCS LICENSE, L.L.C. (collectively, “Sprint”); NEXTEL PARTNERS, INC. (“Nextel Partners”); and SHENANDOAH PERSONAL COMMUNICATIONS COMPANY (the “Affiliate”). Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Forbearance Agreement.

RECITALS

A.     The parties have previously executed the Forbearance Agreement.

B.     On June 26, 2006, Nextel Partners became a wholly-owned indirect subsidiary of Sprint Nextel Corporation.

C.     The parties desire to add Nextel Partners as a party to the Forbearance Agreement and amend the Forbearance Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, the parties agree as follows.

1.     Amendment to Term. Section 4.1 of the Forbearance Agreement is superseded and replaced in its entirety with the following:

Section 4.1 Term. Unless earlier terminated pursuant to Section 2.10(a), 2.10(d) or Section 4.2, this Agreement will terminate on the earlier of (a) August 14, 2006 and (b) the date any decision after trial is rendered by the Court of Chancery of the State of Delaware in connection with the merits of the consolidated action involving Ubiquitel Inc. and Ubiquitel Operating Company v. Sprint Corporation, Sprint Spectrum L.P., WirelessCo L.P., Sprint Communications Company L.P., Sprint Telephony PCS, L.P., Sprint PCS License, L.L.C. and Nextel Communications, Inc. (Civil Action No. 1489-N) and Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC v. Sprint Corporation, WirelessCo L.P., Sprint Spectrum L.P., SprintCom, Inc., Sprint Communications Company L.P., Nextel Communications, Inc., PhillieCo L.P. and APCS PCS LLC (Civil Action No. 1518-N) (the “Decision Date”); provided that if the Decision Date occurs prior to August 14, 2006, Sprint will comply with any restrictions contained in such judicial decision that are of the type contained in Article II of this Agreement until August 14, 2006 as if such restrictions applied to the Service Area.

2.     Joinder of Nextel Partners. Pursuant to Section 2.10 of the Forbearance Agreement, Nextel Partners agrees to be bound by the Forbearance Agreement in accordance with its terms and to have the same rights and obligations under such Forbearance Agreement as Sprint. Affiliate agrees that Nextel Partners will have the same rights and obligations as Sprint under the Forbearance Agreement and that the execution of this Amendment fully satisfies Sprint’s obligations under Section 2.10(a) of the Forbearance Agreement.

3.     Full Force and Effect. Except as expressly amended by this Amendment, the Forbearance Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers as of the date and year first above written.

SPRINT NEXTEL CORPORATION

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

SPRINT SPECTURM L.P.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

WIRELESSCO L.P.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

SPRINT COMMUNICATIONS
COMPANY L.P.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

SPRINT TELEPHONY PCS, L.P.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

APC PCS, LLC

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

PHILLIECO, L.P.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

SPRINT PCS LICENSE, L.L.C.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    President

NEXTEL PARTNERS, INC.

By: /s/ Tim Kelly

Name:  Tim Kelly

Title:    Vice President

SHENANDOAH PERSONAL
COMMUNICATIONS COMPANY

By: /s/ Christopher E. French

Name:  Christopher E. French

Title:    President